                                                                      Exhibit 24

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS that I, the undersigned, hereby constitute and appoint DALE A. THATCHER and THORNTON R. LAND, and each of them as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, place and stead, in any and all capacities, to do any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents may deem necessary or desirable to enable Selective Insurance Group, Inc. (the "Company") to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder, in connection with the registration under the Act of shares of common stock of the Company (the "Securities") which may be offered and sold by the Company from time to time pursuant to the Company's Plan to Convert Units Previously Issued in Connection with the Termination of the Directors' Plan to Shares of Common Stock, including specifically, but without limiting the generality of the foregoing, the power and authority to sign my name to a registration statement on Form S-8, or other appropriate form, covering said Securities, and any amendments or post-effective amendments to such registration statement, to be filed with the Commission, and to any and all instruments or documents filed as part of or in connection with such registration statement or any amendments thereto; and I hereby ratify and confirm all that said attorneys and agents shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 7th day of May, 2002.



                                  /s/ Gregory E. Murphy
                                  ----------------------------
                                  Name: Gregory E. Murphy
                                  Title: Chairman of the Board, President,
                                           Chief Executive Officer and Director

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS that I, the undersigned, hereby constitute and appoint GREGORY E. MURPHY, DALE A. THATCHER and THORNTON R. LAND, and each of them as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, place and stead, in any and all capacities, to do any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents may deem necessary or desirable to enable Selective Insurance Group, Inc. (the "Company") to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder, in connection with the registration under the Act of shares of common stock of the Company (the "Securities") which may be offered and sold by the Company from time to time pursuant to the Company's Plan to Convert Units Previously Issued in Connection with the Termination of the Directors' Plan to Shares of Common Stock, including specifically, but without limiting the generality of the foregoing, the power and authority to sign my name to a registration statement on Form S-8, or other appropriate form, covering said Securities, and any amendments or post-effective amendments to such registration statement, to be filed with the Commission, and to any and all instruments or documents filed as part of or in connection with such registration statement or any amendments thereto; and I hereby ratify and confirm all that said attorneys and agents shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 7th day of May, 2002.



                                                 /s/ Paul D. Bauer
                                                 --------------------------
                                                 Name: Paul D. Bauer
                                                 Title: Director

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS that I, the undersigned, hereby constitute and appoint GREGORY E. MURPHY, DALE A. THATCHER and THORNTON R. LAND, and each of them as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, place and stead, in any and all capacities, to do any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents may deem necessary or desirable to enable Selective Insurance Group, Inc. (the "Company") to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder, in connection with the registration under the Act of shares of common stock of the Company (the "Securities") which may be offered and sold by the Company from time to time pursuant to the Company's Plan to Convert Units Previously Issued in Connection with the Termination of the Directors' Plan to Shares of Common Stock, including specifically, but without limiting the generality of the foregoing, the power and authority to sign my name to a registration statement on Form S-8, or other appropriate form, covering said Securities, and any amendments or post-effective amendments to such registration statement, to be filed with the Commission, and to any and all instruments or documents filed as part of or in connection with such registration statement or any amendments thereto; and I hereby ratify and confirm all that said attorneys and agents shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 7th day of May, 2002.



                                                 /s/ A. David Brown
                                                 ------------------------------
                                                 Name: A. David Brown
                                                 Title: Director

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS that I, the undersigned, hereby constitute and appoint GREGORY E. MURPHY, DALE A. THATCHER and THORNTON R. LAND, and each of them as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, place and stead, in any and all capacities, to do any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents may deem necessary or desirable to enable Selective Insurance Group, Inc. (the "Company") to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder, in connection with the registration under the Act of shares of common stock of the Company (the "Securities") which may be offered and sold by the Company from time to time pursuant to the Company's Plan to Convert Units Previously Issued in Connection with the Termination of the Directors' Plan to Shares of Common Stock, including specifically, but without limiting the generality of the foregoing, the power and authority to sign my name to a registration statement on Form S-8, or other appropriate form, covering said Securities, and any amendments or post-effective amendments to such registration statement, to be filed with the Commission, and to any and all instruments or documents filed as part of or in connection with such registration statement or any amendments thereto; and I hereby ratify and confirm all that said attorneys and agents shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 7th day of May, 2002.



                                                 /s/ William A. Dolan, II
                                                 -------------------------------
                                                 Name: William A. Dolan, II
                                                 Title: Director

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS that I, the undersigned, hereby constitute and appoint GREGORY E. MURPHY, DALE A. THATCHER and THORNTON R. LAND, and each of them as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, place and stead, in any and all capacities, to do any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents may deem necessary or desirable to enable Selective Insurance Group, Inc. (the "Company") to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder, in connection with the registration under the Act of shares of common stock of the Company (the "Securities") which may be offered and sold by the Company from time to time pursuant to the Company's Plan to Convert Units Previously Issued in Connection with the Termination of the Directors' Plan to Shares of Common Stock, including specifically, but without limiting the generality of the foregoing, the power and authority to sign my name to a registration statement on Form S-8, or other appropriate form, covering said Securities, and any amendments or post-effective amendments to such registration statement, to be filed with the Commission, and to any and all instruments or documents filed as part of or in connection with such registration statement or any amendments thereto; and I hereby ratify and confirm all that said attorneys and agents shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 7th day of May, 2002.



                                                 /s/ C. Edward Herder
                                                 ------------------------------
                                                 Name: C. Edward Herder
                                                 Title: Director

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS that I, the undersigned, hereby constitute and appoint GREGORY E. MURPHY, DALE A. THATCHER and THORNTON R. LAND, and each of them as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, place and stead, in any and all capacities, to do any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents may deem necessary or desirable to enable Selective Insurance Group, Inc. (the "Company") to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder, in connection with the registration under the Act of shares of common stock of the Company (the "Securities") which may be offered and sold by the Company from time to time pursuant to the Company's Plan to Convert Units Previously Issued in Connection with the Termination of the Directors' Plan to Shares of Common Stock, including specifically, but without limiting the generality of the foregoing, the power and authority to sign my name to a registration statement on Form S-8, or other appropriate form, covering said Securities, and any amendments or post-effective amendments to such registration statement, to be filed with the Commission, and to any and all instruments or documents filed as part of or in connection with such registration statement or any amendments thereto; and I hereby ratify and confirm all that said attorneys and agents shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 7th day of May, 2002.



                                                 /s/ William M. Kearns, Jr.
                                                 -------------------------------
                                                 Name: William M. Kearns, Jr.
                                                 Title: Director

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS that I, the undersigned, hereby constitute and appoint GREGORY E. MURPHY, DALE A. THATCHER and THORNTON R. LAND, and each of them as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, place and stead, in any and all capacities, to do any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents may deem necessary or desirable to enable Selective Insurance Group, Inc. (the "Company") to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder, in connection with the registration under the Act of shares of common stock of the Company (the "Securities") which may be offered and sold by the Company from time to time pursuant to the Company's Plan to Convert Units Previously Issued in Connection with the Termination of the Directors' Plan to Shares of Common Stock, including specifically, but without limiting the generality of the foregoing, the power and authority to sign my name to a registration statement on Form S-8, or other appropriate form, covering said Securities, and any amendments or post-effective amendments to such registration statement, to be filed with the Commission, and to any and all instruments or documents filed as part of or in connection with such registration statement or any amendments thereto; and I hereby ratify and confirm all that said attorneys and agents shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 7th day of May, 2002.



                                                 /s/ Joan Lamm-Tennant, Ph.D.
                                                 -------------------------------
                                                 Name: Joan Lamm-Tennant, Ph.D.
                                                 Title: Director

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS that I, the undersigned, hereby constitute and appoint GREGORY E. MURPHY, DALE A. THATCHER and THORNTON R. LAND, and each of them as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, place and stead, in any and all capacities, to do any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents may deem necessary or desirable to enable Selective Insurance Group, Inc. (the "Company") to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder, in connection with the registration under the Act of shares of common stock of the Company (the "Securities") which may be offered and sold by the Company from time to time pursuant to the Company's Plan to Convert Units Previously Issued in Connection with the Termination of the Directors' Plan to Shares of Common Stock, including specifically, but without limiting the generality of the foregoing, the power and authority to sign my name to a registration statement on Form S-8, or other appropriate form, covering said Securities, and any amendments or post-effective amendments to such registration statement, to be filed with the Commission, and to any and all instruments or documents filed as part of or in connection with such registration statement or any amendments thereto; and I hereby ratify and confirm all that said attorneys and agents shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 7th day of May, 2002.



                                                 /s/ S. Griffin McClellan, III
                                                 -------------------------------
                                                 Name: S. Griffin McClellan, III
                                                 Title: Director

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS that I, the undersigned, hereby constitute and appoint GREGORY E. MURPHY, DALE A. THATCHER and THORNTON R. LAND, and each of them as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, place and stead, in any and all capacities, to do any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents may deem necessary or desirable to enable Selective Insurance Group, Inc. (the "Company") to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder, in connection with the registration under the Act of shares of common stock of the Company (the "Securities") which may be offered and sold by the Company from time to time pursuant to the Company's Plan to Convert Units Previously Issued in Connection with the Termination of the Directors' Plan to Shares of Common Stock, including specifically, but without limiting the generality of the foregoing, the power and authority to sign my name to a registration statement on Form S-8, or other appropriate form, covering said Securities, and any amendments or post-effective amendments to such registration statement, to be filed with the Commission, and to any and all instruments or documents filed as part of or in connection with such registration statement or any amendments thereto; and I hereby ratify and confirm all that said attorneys and agents shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 7th day of May, 2002.



                                                 /s/ William M. Rue
                                                 ----------------------------
                                                 Name: William M. Rue
                                                 Title: Director

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS that I, the undersigned, hereby constitute and appoint GREGORY E. MURPHY, DALE A. THATCHER and THORNTON R. LAND, and each of them as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, place and stead, in any and all capacities, to do any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents may deem necessary or desirable to enable Selective Insurance Group, Inc. (the "Company") to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder, in connection with the registration under the Act of shares of common stock of the Company (the "Securities") which may be offered and sold by the Company from time to time pursuant to the Company's Plan to Convert Units Previously Issued in Connection with the Termination of the Directors' Plan to Shares of Common Stock, including specifically, but without limiting the generality of the foregoing, the power and authority to sign my name to a registration statement on Form S-8, or other appropriate form, covering said Securities, and any amendments or post-effective amendments to such registration statement, to be filed with the Commission, and to any and all instruments or documents filed as part of or in connection with such registration statement or any amendments thereto; and I hereby ratify and confirm all that said attorneys and agents shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 7th day of May, 2002.



                                                 /s/ Thomas D. Sayles
                                                 ------------------------------
                                                 Name: Thomas D. Sayles
                                                 Title: Director

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS that I, the undersigned, hereby constitute and appoint GREGORY E. MURPHY, DALE A. THATCHER and THORNTON R. LAND, and each of them as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, place and stead, in any and all capacities, to do any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents may deem necessary or desirable to enable Selective Insurance Group, Inc. (the "Company") to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder, in connection with the registration under the Act of shares of common stock of the Company (the "Securities") which may be offered and sold by the Company from time to time pursuant to the Company's Plan to Convert Units Previously Issued in Connection with the Termination of the Directors' Plan to Shares of Common Stock, including specifically, but without limiting the generality of the foregoing, the power and authority to sign my name to a registration statement on Form S-8, or other appropriate form, covering said Securities, and any amendments or post-effective amendments to such registration statement, to be filed with the Commission, and to any and all instruments or documents filed as part of or in connection with such registration statement or any amendments thereto; and I hereby ratify and confirm all that said attorneys and agents shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 7th day of May, 2002.



                                                 /s/ J. Brian Thebault
                                                 ------------------------------
                                                 Name: J. Brian Thebault
                                                 Title: Director